SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2004

NEW JERSEY RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road
Wall, New Jersey	07719
(Address of principal executive	(Zip Code)
offices)

(732) 938-1480
(Registrant’s telephone number, including area code)

Item 5.	Other Events
Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
Exhibit 23.1
Exhibit 99.1
INDEPENDENT AUDITORS' CONSENT
PORTIONS OF ANNUAL REPORT FOR YEAR ENDED 09/30/03

Item 5. Other Events

As previously disclosed in the Annual Report on Form 10-K of New Jersey Resources (NJR) for the year ended September 30, 2003 (Form 10-K) filed with the Securities and Exchange Commission (SEC) on December 15, 2003 (see the section of Note 1 of the Notes to the Consolidated Financial Statements entitled “New Accounting Standards”), New Jersey Natural Gas (NJNG) collects estimated removal costs associated with certain assets in prices charged to customers as part of its depreciation charges. The revenues collected for these estimated removal costs are offset with a corresponding amount of depreciation expense, which results in no impact on net income. Consistent with the practice among regulated utilities, the liability resulting from this collection has historically been recorded in Accumulated depreciation on the consolidated balance sheet. (These estimated removal costs do not constitute asset retirement obligations as defined in Statement of Financial Accounting Standards No. 143 “Accounting for Asset Retirement Obligations,” (SFAS 143)).

Also, as previously disclosed in the Form 10-K, based upon interpretation of SFAS 143 and related SEC guidance at the time of filing of the Form 10-K, NJR had asset removal costs recovered through rates in excess of actual costs incurred of $71.5 million at September 30, 2003 that had been reclassified from Accumulated depreciation to Regulatory and cost of removal liabilities as a regulatory liability and had disclosed the amount of the liability of $67.8 million embedded in Accumulated depreciation at September 30, 2002. On February 23, 2004, the SEC staff provided further guidance applicable to all regulated utilities, requiring that prior year obligations also be reflected as separate liabilities instead of as part of Accumulated depreciation. As a result, the $67.8 million at September 30, 2002, has been reclassified from Accumulated depreciation to non-current liabilities and is included in Regulatory and cost of removal liabilities.

Attached hereto as Exhibit 99.1 are portions of NJR’s 2003 Annual Report to Shareholders, filed as Exhibit 13 to the Form 10-K, that reflect the reclassifications as of September 30, 2002 and prior reported in the Form 10-K. There was no impact on the consolidated statements of operations, cash flows, or shareholders’ equity for any period presented as a result of these changes.

Except as described above, no other changes have been made to the portions of the Annual Report to Shareholders included as Exhibit 13 to the Form 10-K. The attached Exhibit 99.1 does not update any other disclosures to reflect developments since the original date of filing the Form 10-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

23.1	Independent Auditors’ Consent (Deloitte & Touche LLP)

99.1	This exhibit is comprised of the following portions of the Annual Report on Form 10-K of New Jersey Resources (NJR) for the year ended September 30, 2003 (Form 10-K): “Selected Financial Data,” “Financial Statements and Supplementary Data”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: April 1, 2004	By:	/s/ Glenn C. Lockwood

Glenn C. Lockwood
Senior Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
23.1	Independent Auditors’ Consent (Deloitte & Touche LLP)

99.1	This exhibit is comprised of the following portions of the Annual Report on Form 10-K of New Jersey Resources (NJR) for the year ended September 30, 2003 (Form 10-K): “Selected Financial Data,” “Financial Statements and Supplementary Data”